SUPPLEMENT TO
                           -------------------------

JOINT PROXY STATEMENT/PROSPECTUS FOR
SIMIONE CENTRAL HOLDINGS, INC. - MCS, INC.

SIMIONE CENTRAL HOLDINGS, INC.
SPECIAL MEETING INSTEAD OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 7, 2000
                           -------------------------

PROSPECTUS OF
SIMIONE CENTRAL HOLDINGS, INC.
COMMON STOCK
                           -------------------------

     This is a supplement to the joint proxy statement/prospectus dated February 9, 2000 relating to the proposed merger of MCS, Inc. and Simione Central Holdings, Inc.

RECORD DATE

     The Simione Notice of Special Meeting contained in the Proxy Statement for Simione stockholders stated that stockholders of record as of the close of business on December 30, 1999 will be entitled to vote at the meeting and any adjournment or postponement of it. This record date should be changed to read:

"February 9, 2000"

instead of "December 30, 1999".





















                           -------------------------

The date of this proxy statement/prospectus supplement is February 11, 2000, and it was first mailed to Simione stockholders on February 11, 2000.